FNF Group Reports Third Quarter 2016 Diluted EPS of $0.58 and Adjusted Diluted EPS of $0.69, Pre-Tax Title Margin of 14.1% and Adjusted Pre-Tax Title Margin of 15.8%

Jacksonville, Fla. - (November 2, 2016) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and nine-month periods ended September 30, 2016.

•	Total revenue of approximately $2.2 billion in the third quarter versus $2.0 billion in the third quarter of 2015

•	Third quarter net earnings of $163 million and adjusted net earnings of $192 million versus net earnings of $150 million and adjusted net earnings of $171 million for the third quarter of 2015

•	Third quarter diluted EPS of $0.58 and adjusted diluted EPS of $0.69 versus diluted EPS of $0.53 and adjusted diluted EPS of $0.60 in the third quarter of 2015

•
Third quarter net cash flow provided by operations of $360 million and free cash flow provided of $329 million versus net cash flow provided by operations of $279 million and free cash flow provided of $233 million in the third quarter of 2015

•	Repurchased 1.1 million shares of FNF common stock for nearly $41 million in the third quarter

•	Income tax expense rate of 37% for the third quarter versus previously stated estimate of 35%
Title

•	Approximately $1.9 billion in total revenue, a 7% increase over the approximately $1.7 billion in total revenue in the third quarter of 2015

•	Pre-tax earnings of $263 million and adjusted pre-tax earnings of $295 million versus pre-tax earnings of $239 million and adjusted pre-tax earnings of $267 million in the third quarter of 2015

•	Pre-tax title margin of 14.1% and adjusted pre-tax title margin of 15.8% versus pre-tax title margin of 13.8% and adjusted pre-tax title margin of 15.4% in the third quarter of 2015

•	ServiceLink generated $205 million in revenue, adjusted pre-tax earnings of $27 million and an adjusted pre-tax margin of 13.2% for the third quarter

•	Open orders per day of 9,625 for the third quarter versus 8,031 open orders per day for the third quarter of 2015

•	Closed orders per day of 6,766 for the third quarter versus 5,906 closed orders per day for the third quarter of 2015

•
Third quarter purchase orders opened and closed increased by 3% and 4%, respectively, versus the third quarter of 2015; for FNTG only (excluding ServiceLink), purchase orders opened and closed increased by 5% and 4%, respectively versus the third quarter of 2015

•
Total commercial revenue of $233 million, a 10% decrease from total commercial revenue in the third quarter of 2015, driven by a 3% decrease in closed orders and a 6% decrease in total commercial fee per file; third quarter total commercial open orders were essentially flat with the prior year; third quarter national commercial title revenue of $130 million, an 11% decrease from the third quarter of 2015, driven by a 8% decline in the national commercial fee per file and a 4% decrease in closed orders; third quarter national commercial open orders declined by 3%

•	Overall third quarter average fee per file of $2,015, a 6% decrease versus the third quarter of 2015

•	Title claims paid of $57 million, a decrease of $14 million, or 20%, from the third quarter of 2015

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2016	203,000	48%	130,000	58%
August 2016	218,000	50%	156,000	53%
September 2016	195,000	50%	147,000	52%

Third Quarter 2016	616,000	50%	433,000	54%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2015	176,000	61%	136,000	60%
August 2015	169,000	58%	120,000	60%
September 2015	169,000	55%	122,000	59%

Third Quarter 2015	514,000	58%	378,000	60%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2016 - Total Commercial	50,400	31,900	$233	$7,300
Third Quarter 2015 - Total Commercial	50,300	33,000	$258	$7,800

Third Quarter 2016 - National Commercial	20,400	11,700	$130	$11,100
Third Quarter 2015 - National Commercial	21,000	12,200	$146	$12,000

BKFS

•	Revenue of $267 million, led by Servicing Technology revenue of approximately $176 million

•	Pre-tax earnings of $38 million, a $1 million, or 3%, decrease from the third quarter of 2015

•	Adjusted EBITDA of $115 million, a $10 million, or 10%, increase over the third quarter of 2015 and an adjusted EBITDA margin of 44.6%, a 10 basis point decrease from the third quarter of 2015

“This was another strong quarter in our title insurance business, as we generated adjusted pre-tax title earnings of $295 million and a 15.8% adjusted pre-tax title margin," said Chairman William P. Foley, II. "We benefited from the continued mid-single digit growth in the residential purchase market and the strength of the residential refinance market. However, we did experience a slowdown in commercial revenue in the third quarter, primarily driven by a decrease in the fee per file. That weakness was more prominent in July and August, where we saw a 12% decline in daily commercial revenue. In September, total commercial revenue increased sequentially from July and August and declined by only 3% on a daily basis versus the prior year. Overall, we remain the most profitable company in the industry and we are confident that our title insurance business will have a solid finish to the year.

“Black Knight continues to execute its business plan, generating revenue of $267 million and adjusted EBITDA of $115 million, for a 44.6% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth more than $3.2 billion, or nearly $12 per FNF share."

Conference Call
We will host a call with investors and analysts to discuss third quarter 2016 FNF Group results on Thursday, November 3, 2016, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on November 3, 2016, through November 10, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 403298.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2016
Direct title premiums	$556	$556	$—	$—
Agency title premiums	713	713	—	—
Escrow, title related and other fees (1)	904	569	267	68
Total title and escrow	2,173	1,838	267	68

Interest and investment income	28	29	—	(1)
Realized gains and losses, net	(3)	(2)	—	(1)
Total revenue	2,198	1,865	267	66

Personnel costs	690	570	103	17
Agent commissions	545	545	—	—
Other operating expenses	489	379	53	57
Depreciation and amortization	98	38	57	3
Claim loss expense	70	70	—	—
Interest expense	31	—	16	15
Total expenses	1,923	1,602	229	92

Pre-tax earnings (loss) from continuing operations	$275	$263	$38	$(26)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	2	—	1
Deferred revenue add back	2	—	2	—
Purchase price amortization	51	24	25	2
M&A costs	1	—	1	—
Other legal accruals	7	6	1	—
Total non-GAAP adjustments before taxes	$64	$32	$29	$3

Adjusted pre-tax earnings (loss) from continuing ops.	$339	$295	$67	$(23)
Adjusted pre-tax margin from continuing operations	15.4%	15.8%	24.9%	—

Purchase price amortization	(51)	(24)	(25)	(2)
Depreciation and amortization	98	38	57	3
Interest expense	31	—	16	15

Adjusted EBITDA	$417	$309	$115	$(7)
Adjusted EBITDA margin	18.9%	16.6%	44.6%	—

ServiceLink pre-tax earnings	$1
Purchase price amortization	17
Management fee / other expenses	9
ServiceLink adjusted pre-tax earnings	$27

1.	BKFS also reported adjusted revenue of $269 million, which includes $2 million of deferred revenue

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2016
Pre-tax earnings (loss) from continuing operations	$275	$263	$38	$(26)
Income tax expense (benefit)	102	100	12	(10)
Earnings from equity investments	4	3	—	1
Non-controlling interests	14	2	11	1

Net earnings (loss) attributable to FNF Group common shareholders	$163	$164	$15	$(16)

EPS attributable to FNF Group common shareholders - basic	$0.60	$0.60	$0.06	$(0.06)
EPS attributable to FNF Group common shareholders - diluted	$0.58	$0.59	$0.05	$(0.06)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	279

Net earnings (loss) attributable to FNF Group common shareholders	$163	$164	$15	$(16)

Total non-GAAP, pre-tax adjustments	$64	$32	$29	$3
Income taxes on non-GAAP adjustments	(22)	(10)	(11)	(1)
Noncontrolling interest on non-GAAP adjustments	(13)	(5)	(8)	—
Total non-GAAP adjustments	$29	$17	$10	$2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$192	$181	$25	$(14)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.69	$0.65	$0.09	$(0.05)

Direct orders opened (000's)	616	616
Direct orders closed (000's)	433	433
Fee per file	$2,015	$2,015
Actual title claims paid	$57	$57

Cash flows provided by operations:	$360
Non-GAAP adjustments:
M&A costs	1
Other	1
Total non-GAAP adjustments	2

Adjusted cash flows from operations	362
Capital expenditures	33
Free cash flow	$329

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2015
Direct title premiums	$524	$524	$—	$—
Agency title premiums	647	647	—	—
Escrow, title related and other fees (1)	823	537	234	52
Total title and escrow	1,994	1,708	234	52

Interest and investment income	29	30	—	(1)
Total revenue	2,023	1,738	234	51

Personnel costs	641	539	90	12
Agent commissions	495	495	—	—
Other operating expenses	452	364	41	47
Depreciation and amortization	85	36	48	1
Claim loss expense	65	65	—	—
Interest expense	31	—	16	15
Total expenses	1,769	1,499	195	75

Pre-tax earnings (loss) from continuing operations	$254	$239	$39	$(24)

Non-GAAP adjustments before taxes
Deferred revenue add back and management fee	3	1	2	—
Purchase price amortization	50	27	23	—
Total non-GAAP adjustments before taxes	$53	$28	$25	$—

Adjusted pre-tax earnings (loss) from continuing operations	$307	$267	$64	$(24)
Adjusted pre-tax margin from continuing operations	15.2%	15.4%	27.1%	—

Purchase price amortization	(50)	(27)	(23)	—
Depreciation and amortization	85	36	48	1
Interest expense	31	—	16	15

Adjusted EBITDA	$373	$276	$105	$(8)
Adjusted EBITDA margin	18.4%	15.9%	44.7%	—

1.	BKFS also reported adjusted revenue of $236 million, which includes $2 million of deferred revenue

FNF GROUP
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
September 30, 2015
Pre-tax earnings (loss) from continuing operations	$254	$239	$39	$(24)

Income tax expense (benefit)	95	87	17	(9)
Earnings from equity investments	2	2	—	—
Non-controlling interests	11	—	10	1

Net earnings (loss) attributable to FNF Group common shareholders	$150	$154	$12	$(16)

EPS attributable to FNF Group common shareholders - basic	$0.54	$0.56	$0.04	$(0.06)
EPS attributable to FNF Group common shareholders - diluted	$0.53	$0.55	$0.04	$(0.06)

FNF Group weighted average shares - basic	277
FNF Group weighted average shares - diluted	285

Net earnings (loss) attributable to FNF Group common shareholders	$150	$154	$12	$(16)

Total non-GAAP, pre-tax adjustments	$53	$28	$25	$—
Income taxes on non-GAAP adjustments	(15)	(9)	(6)	—
Noncontrolling interest on non-GAAP adjustments	(17)	(6)	(11)	—
Total non-GAAP adjustments	$21	$13	$8	$—

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$171	$167	$20	$(16)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.60	$0.59	$0.07	$(0.06)

Direct orders opened (000's)	514	514
Direct orders closed (000's)	378	378
Fee per file	$2,133	$2,133
Actual title claims paid	$71	$71

Cash flows provided by operations:	$279
Non-GAAP adjustments:
THL management fee	1
Total non-GAAP adjustments	1

Adjusted cash flows from operations	280
Capital expenditures	47
Free cash flow	$233

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2016
Direct title premiums	$1,518	$1,518	$—	$—
Agency title premiums	1,934	1,934	—	—
Escrow, title related and other fees (1)	2,512	1,587	765	160
Total title and escrow	5,964	5,039	765	160

Interest and investment income	93	94	—	(1)
Realized gains and losses, net	(6)	1	—	(7)
Total revenue	6,051	5,134	765	152

Personnel costs	1,971	1,633	294	44
Agent commissions	1,473	1,473	—	—
Other operating expenses	1,359	1,064	149	146
Depreciation and amortization	270	109	154	7
Claim loss expense	190	190	—	—
Interest expense	94	—	48	46
Total expenses	5,357	4,469	645	243

Pre-tax earnings (loss) from continuing operations	$694	$665	$120	$(91)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	6	(1)	—	7
Deferred revenue add back and management fee	7	1	6	—
Purchase price amortization	134	66	65	3
M&A costs	2	—	2	—
Other legal accruals	12	6	6	—
Total non-GAAP adjustments before taxes	$161	$72	$79	$10

Adjusted pre-tax earnings (loss) from continuing operations	$855	$737	$199	$(81)
Adjusted pre-tax margin from continuing operations	14.1%	14.4%	25.8%	—

Purchase price amortization	(134)	(66)	(65)	(3)
Depreciation and amortization	270	109	154	7
Interest expense	94	—	48	46

Adjusted EBITDA	$1,085	$780	$336	$(31)
Adjusted EBITDA margin	17.9%	15.2%	45.0%	—

1.	BKFS also reported adjusted revenue of $770 million, which includes $5 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2016
Pre-tax earnings (loss) from continuing operations	$694	$665	$120	$(91)

Income tax expense (benefit)	250	251	40	(41)
Earnings from equity investments	10	9	—	1
Non-controlling interests	31	(4)	35	—

Net earnings (loss) attributable to FNF Group common shareholders	$423	$427	$45	$(49)

EPS attributable to FNF Group common shareholders - basic	$1.56	$1.57	$0.17	$(0.18)
EPS attributable to FNF Group common shareholders - diluted	$1.51	$1.53	$0.16	$(0.18)

FNF Group weighted average shares - basic	272
FNF Group weighted average shares - diluted	280

Net earnings (loss) attributable to FNF Group common shareholders	$423	$427	$45	$(49)

Total non-GAAP, pre-tax adjustments	$161	$72	$79	$10
Income taxes on non-GAAP adjustments	(57)	(23)	(30)	(4)
Noncontrolling interest on non-GAAP adjustments	(34)	(12)	(22)	—
Total non-GAAP adjustments	$70	$37	$27	$6

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$493	$464	$72	$(43)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$1.76	$1.66	$0.26	$(0.16)

Direct orders opened (000's)	1,708	1,708
Direct orders closed (000's)	1,156	1,156
Fee per file	$2,055	$2,055
Actual title claims paid	$169	$169

Cash flows provided by operations:	$709
Non-GAAP adjustments:
M&A costs	2
THL management fee	1
Other	6
Total non-GAAP adjustments	9

Adjusted cash flows from operations	718
Capital expenditures	185
Free cash flow	$533

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2015
Direct title premiums	$1,488	$1,488	$—	$—
Agency title premiums	1,685	1,685	—	—
Escrow, title related and other fees (1)	2,345	1,522	693	130
Total title and escrow	5,518	4,695	693	130

Interest and investment income	91	92	—	(1)
Realized gains and losses, net	(8)	—	(5)	(3)
Total revenue	5,601	4,787	688	126

Personnel costs	1,878	1,559	289	30
Agent commissions	1,279	1,279	—	—
Other operating expenses	1,277	1,036	119	122
Depreciation and amortization	255	108	143	4
Claim loss expense	185	185	—	—
Interest expense	91	—	35	56
Total expenses	4,965	4,167	586	212

Pre-tax earnings (loss) from continuing operations	$636	$620	$102	$(86)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	8	—	5	3
Deferred revenue add back and management fee	10	2	8	—
Purchase price amortization	137	69	67	1
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$165	$71	$90	$4

Adjusted pre-tax earnings (loss) from continuing operations	$801	$691	$192	$(82)
Adjusted pre-tax margin from continuing operations	14.3%	14.4%	27.4%	—

Purchase price amortization	(137)	(69)	(67)	(1)
Depreciation and amortization	255	108	143	4
Interest expense	91	—	35	56

Adjusted EBITDA	$1,010	$730	$303	$(23)
Adjusted EBITDA margin	18.0%	15.2%	43.3%	—

1.	BKFS also reported adjusted revenue of $700 million, which includes $7 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Nine Months Ended
September 30, 2015
Pre-tax earnings (loss) from continuing operations	$636	$620	$102	$(86)

Income tax expense (benefit)	237	226	17	(6)
Earnings from equity investments	4	4	—	—
Non-controlling interests	7	(11)	17	1

Net earnings (loss) attributable to FNF Group common shareholders	$396	$409	$68	$(81)

EPS attributable to FNF Group common shareholders - basic	$1.42	$1.47	$0.24	$(0.29)
EPS attributable to FNF Group common shareholders - diluted	$1.38	$1.43	$0.24	$(0.29)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	286

Net earnings (loss) attributable to FNF Group common shareholders	$396	$409	$68	$(81)

Total non-GAAP, pre-tax adjustments	$165	$71	$90	$4
Income taxes on non-GAAP adjustments	(43)	(20)	(21)	(2)
Noncontrolling interest on non-GAAP adjustments	(54)	(19)	(35)	—
Total non-GAAP adjustments	$68	$32	$34	$2

Adjusted net earnings (loss) attributable to FNF common shareholders	$464	$441	$102	$(79)
Adjusted EPS attributable to FNF common shareholders - diluted	$1.62	$1.54	$0.36	$(0.28)

Direct orders opened (000's)	1,651	1,651
Direct orders closed (000's)	1,132	1,132
Fee per file	$2,003	$2,003
Actual title claims paid	$201	$201

Cash flows provided by operations:	$665
Non-GAAP adjustments:
THL management fee	3
IPO cost	4
Total non-GAAP adjustments	7

Adjusted cash flows from operations	672
Capital expenditures	127
Free cash flow	$545

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Quarterly Open Orders ('000's except % data)
Total open orders*	616	577	517	441	514	560	578	452
Total open orders per day*	9.6	9.0	8.3	7.0	8.0	8.8	9.5	7.1
Purchase % of open orders	50%	57%	55%	55%	58%	57%	47%	52%
Refinance % of open orders	50%	43%	45%	45%	42%	43%	53%	48%
Total closed orders*	433	401	322	341	378	408	345	334
Total closed orders per day*	6.8	6.3	5.2	5.4	5.9	6.4	5.7	5.3
Purchase % of closed orders	54%	58%	55%	58%	60%	54%	46%	57%
Refinance % of closed orders	46%	42%	45%	42%	40%	46%	54%	43%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$233	$244	$211	$303	$258	$258	$208	$274
Total commercial open orders**	50.4	49.9	48.5	46.3	50.3	50.8	47.8	—
Total commercial closed orders**	31.9	33.6	30.7	36.3	33.0	32.4	29.6	—

National commercial revenue	$130	$144	$121	$183	$146	$150	$119	$166
National commercial open orders	20.4	20.3	19.3	18.1	21.0	21.2	20.4	18.1
National commercial closed orders	11.7	11.6	10.6	13.4	12.2	12.5	11.1	12.7

Total Fee Per File
Fee per file	$2,015	$2,116	$2,032	$2,272	$2,133	$2,026	$1,833	$2,131
Residential and local commercial fee per file	$1,762	$1,809	$1,713	$1,806	$1,805	$1,711	$1,538	$1,699
Residential fee per file	$1,594	$1,645	$1,522	$1,548	$1,589	$1,514	$1,346	—
Total commercial fee per file**	$7,300	$7,300	$6,900	$8,300	$7,800	$8,000	$7,000	—
National commercial fee per file	$11,100	$12,400	$11,400	$13,600	$12,000	$12,000	$10,700	$13,100

Total Staffing
Total field operations employees	11,400	10,900	10,900	10,700	11,000	10,900	10,400	9,900

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	518	484	429	360	422	458	456	354
Total open orders per day*	8.1	7.5	6.9	5.7	6.6	7.2	7.5	5.6
Purchase % of open orders	55%	63%	61%	62%	65%	65%	54%	60%
Refinance % of open orders	45%	37%	39%	38%	35%	35%	46%	40%
Total closed orders*	369	338	265	285	314	334	277	273
Total closed orders per day*	5.8	5.3	4.3	4.5	4.9	5.2	4.5	4.3
Purchase % of closed orders	58%	63%	60%	63%	66%	61%	52%	63%
Refinance % of closed orders	42%	37%	40%	37%	34%	39%	48%	37%
Fee per file	$2,205	$2,337	$2,261	$2,521	$2,364	$2,264	$2,055	$2,382
Total title field operations employees	10,200	9,600	9,700	9,500	9,700	9,600	9,100	8,700

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	98	93	87	81	92	102	122	98
Total open orders per day*	1.5	1.5	1.4	1.3	1.4	1.6	2.0	1.6
Purchase % of open orders	17%	22%	24%	22%	23%	22%	17%	23%
Refinance % of open orders	83%	78%	76%	78%	77%	78%	83%	77%
Total closed orders	64	63	57	56	64	74	68	61
Total closed orders per day*	1.0	1.0	0.9	0.9	1.0	1.2	1.1	1.0
Purchase % of closed orders	27%	27%	28%	31%	26%	21%	22%	26%
Refinance % of closed orders	73%	73%	72%	69%	74%	79%	78%	74%
Fee per file	$916	$940	$972	$1,003	$987	$958	$921	$1,027
Total ServiceLink operating employees	1,200	1,300	1,200	1,200	1,300	1,300	1,300	1,200
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group September 30, 2016	FNF Group December 31, 2015
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,879	$4,898
Goodwill	4,851	4,572
Title plant	395	395
Total assets	13,001	12,502
Notes payable	2,527	2,593
Reserve for title claim losses	1,602	1,583
Secured trust deposits	922	701
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	772	720
Total equity and redeemable non-controlling interests	6,068	5,849
Total equity attributable to common shareholders	4,952	4,785

	FNF Group September 30, 2016	FNFV September 30, 2016	Consolidated September 30, 2016	Consolidated December 31, 2015
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,879	$657	$5,536	$5,633
Goodwill	4,851	196	5,047	4,760
Title plant	395	—	395	395
Total assets	13,001	1,385	14,386	13,931
Notes payable	2,527	227	2,754	2,793
Reserve for title claim losses	1,602	—	1,602	1,583
Secured trust deposits	922	—	922	701
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	772	117	889	834
Total equity and redeemable non-controlling interests	6,068	1,040	7,108	6,932
Total equity attributable to common shareholders	4,952	923	5,875	5,754

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2016			September 30, 2016
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$556	$556	$—	$1,518	$1,518	$—
Agency title premiums	713	713	—	1,934	1,934	—
Total title premiums	1,269	1,269	—	3,452	3,452	—
Escrow, title-related and other fees	950	904	46	2,636	2,512	124
Total title and escrow and other	2,219	2,173	46	6,088	5,964	124

Restaurant revenue	273	—	273	858	—	858
Interest and investment income	29	28	1	96	93	3
Realized gains and losses, net	(4)	(3)	(1)	5	(6)	11
Total revenue	2,517	2,198	319	7,047	6,051	996

Personnel costs	732	690	42	2,091	1,971	120
Other operating expenses	514	489	25	1,439	1,359	80
Cost of restaurant revenue	237	—	237	727	—	727
Agent commissions	545	545	—	1,473	1,473	—
Depreciation and amortization	113	98	15	315	270	45
Title claim loss expense	70	70	—	190	190	—
Interest expense	35	31	4	102	94	8
Total expenses	2,246	1,923	323	6,337	5,357	980

Earnings (loss) from continuing operations before taxes	271	275	(4)	710	694	16
Income tax expense (benefit)	95	102	(7)	245	250	(5)
Earnings from continuing operations before equity investments	176	173	3	465	444	21
(Loss) earnings from equity investments	(7)	4	(11)	(6)	10	(16)
Net earnings (loss)	169	177	(8)	459	454	5
Non-controlling interests	13	14	(1)	32	31	1
Net earnings (loss) attributable to common shareholders	$156	$163	$(7)	$427	$423	$4

Cash flows provided by operations	372	360	12	745	709	36

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2015			September 30, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$524	$524	$—	$1,488	$1,488	$—
Agency title premiums	647	647	—	1,685	1,685	—
Total title premiums	1,171	1,171	—	3,173	3,173	—
Escrow, title-related and other fees	852	823	29	2,517	2,345	172
Total title and escrow and other	2,023	1,994	29	5,690	5,518	172

Restaurant revenue	349	—	349	1,084	—	1,084
Interest and investment income	30	29	1	93	91	2
Realized gains and losses, net	(10)	—	(10)	(19)	(8)	(11)
Total revenue	2,392	2,023	369	6,848	5,601	1,247

Personnel costs	680	641	39	1,993	1,878	115
Other operating expenses	476	452	24	1,424	1,277	147
Cost of restaurant revenue	302	—	302	921	—	921
Agent commissions	495	495	—	1,279	1,279	—
Depreciation and amortization	102	85	17	306	255	51
Title claim loss expense	65	65	—	185	185	—
Interest expense	34	31	3	97	91	6
Total expenses	2,154	1,769	385	6,205	4,965	1,240

Earnings (loss) from continuing operations before taxes	238	254	(16)	643	636	7
Income tax expense (benefit)	81	95	(14)	219	237	(18)
Earnings (loss) from continuing operations before equity investments	157	159	(2)	424	399	25
(Loss) Earnings from equity investments	(19)	2	(21)	(16)	4	(20)
Net earnings (loss)	138	161	(23)	408	403	5
Non-controlling interests	6	11	(5)	20	7	13
Net earnings (loss) attributable to common shareholders	$132	$150	$(18)	$388	$396	$(8)

Cash flows provided by operations	283	279	4	673	665	8

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